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                                                                    EXHIBIT 10.3

                            SMITH INTERNATIONAL, INC.
                        STOCK PLAN FOR OUTSIDE DIRECTORS

                As Amended and Restated Effective January 1, 1999


         WHEREAS, the Company originally adopted the Plan effective as of April 28, 1992; and

         WHEREAS, the Plan was subsequently amended by the Company by Amendment No. 1 dated April 22, 1998, and Amendment No. 2 dated May 1, 1998; and

         WHEREAS, the Plan is now hereby amended and restated under the form of this document effective as of January 1, 1999, as follows:


I.       Purposes

         The purpose of the Smith International, Inc. Stock Plan for Outside Directors (the "Plan") are (i) to provide additional incentive for securing and retaining qualified non-employee persons to serve on the Board of Directors of the Company and (ii) to enhance the future growth of the Company by furthering the Outside Directors' identification with the interests of the Company and its shareholders.

II.      Definitions

         (a) In this Plan, except where the context otherwise indicates, the following definitions apply:

                  1.   "AWARD"  means an award of Common Stock  pursuant to
         Article V or a Restricted Stock Award pursuant to Article VI.

                  2. "AWARD DATE" means a date each year during the term of this Plan which shall be determined by the Company.1

                  3.   "BOARD" means the Board of Directors of the Company.

                  4. "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended.


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1  Clause II.(a)(1) - Amendment No. 2 dated 5/1/98.

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                  5.   "COMMON STOCK" means the common stock, $1.00 par value,
         of the Company.

                  6.   "COMPANY" means Smith International, Inc.

                  7. "OUTSIDE DIRECTOR" means a person who as of any applicable date is a member of the Board of Directors of the Company, is not an officer of the Company or any subsidiary of the Company, and is not a full-time employee of the Company or any of its subsidiaries.

                  8. "PARTICIPANT" means an Outside Director who is eligible to receive Common Stock or Restricted Stock granted hereunder.

                  9. "RESTRICTED STOCK" means Shares of Common Stock issued or transferred to a Grantee pursuant to Article VI of the Plan.

                 10. "RESTRICTED STOCK AGREEMENT" means the written agreement entered into between the Company and the Participant setting forth the terms and conditions pursuant to which a Restricted Stock Award is granted under the Plan.

                 11. "RESTRICTED STOCK AWARD" means an authorization by the Board to issue or transfer Restricted Stock to a Participant.

                 12. "RESTRICTION PERIOD" means the period of time determined by the Board and set forth in the Restricted Stock Agreement during which the transfer of Restricted Stock by the Participant is restricted.

                 13. "SERVICE YEAR" means each period of one year during the term of this Plan that commences on the date after an Award Date and ends on the next succeeding Award Date.

                 14. "SHARE" means a share of Common Stock that has been previously (i) authorized but unissued, or (ii) issued and reacquired by the Company.

                 15. "TERMINATION OF DIRECTORSHIP" means the date upon which any Participant ceases to be an Outside Director for any reason whatsoever. The effective date of such Termination of Directorship shall be the actual date of such termination (by death, disability, retirement, resignation, non-election or otherwise).

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III.     Shares of Common Stock Subject to the Plan

         Subject to the provisions of Article VII of the Plan, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 40,000.2 The number of Shares of Common Stock subject of Restricted Stock Awards that are forfeited, expired, lapsed or terminated, or are settled in a manner such that all or some of the Shares covered by the Restricted Stock Award are not issued to a Participant, shall again immediately become available for Awards hereunder. The Board may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.


IV.      Eligibility

         Awards of Common Stock and Restricted Stock Awards under this Plan may be granted only to individuals who are Outside Directors.


V.       Stock Award

         Each Outside Director shall receive an award of 200 shares of Common Stock on each Award Date with respect to service rendered through the respective Award Date.3 Such shares shall be authorized ___ but unissued shares or shares of Common Stock previously issued by the Company that have been purchased by or on behalf of the Company in open market transactions or otherwise, or that have otherwise been acquired by the Company. Certificates representing the shares of Common Stock awarded hereunder shall be delivered to the Outside Director within thirty (30) days after each respective Award Date. The provisions of this Section may not be amended more than once every six (6) months other than to comport with changes in the Internal Revenue Code, as amended, or the rules thereunder.


VI.      Restricted Stock Awards

         In its discretion, the Board shall from time to time designate those Outside Directors to be granted Restricted Stock Awards under the Plan, the number of Shares subject to each Restricted Stock Award, and the other terms or conditions relating to the Restricted Stock as it deems appropriate. An Outside Director who has been granted a Restricted Stock Award may, if otherwise eligible, be granted additional Restricted Stock Awards at any time.


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2  Clause III - Amendment No. 1 (shares increased from 20,000 to 40,000) dated
   4/22/98.

3  Clause V - Amendment No. 2, dated 5/1/98.

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         Restricted Stock Awards may be granted with such restrictions during the Restriction Period as the Board designates in its discretion, any of which restrictions may differ with respect to any particular Participant or group of similarly situated Participants. The terms and conditions of each Restricted Stock Award shall be evidenced by a Restricted Stock Agreement.

         Unless otherwise specified in the Participant's Restricted Stock Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Participant in consideration of the performance of services as an Outside Director, entitling such Participant to all voting and other ownership rights in such Shares subject to the restrictions thereon.

         As determined by the Board, Shares awarded pursuant to a grant of Restricted Stock may be issued in the name of the Participant and held, together with a stock powers endorsed by the Participant in blank, by the Board or the Secretary of the Company (or their delegates) as a depository for safekeeping until such time as the forfeiture restrictions and restrictions on transfer have lapsed. All such terms and conditions shall be set forth in the particular Participant's Restricted Stock Agreement. The Board (or its delegate) shall issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

         Restricted Stock Awards may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a "substantial risk of forfeiture" (as defined in Section 83 of the Internal Revenue Code), or a restriction on transferability under Section 83, and (ii) any other restrictions that the Board determines are appropriate. Any such restrictions shall be set forth in the Participant's Restricted Stock Agreement.

         Coincident with or promptly after the grant date of a Restricted Stock Award, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Restricted Stock was granted, evidencing such Shares; provided, however, the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank by the Participant with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

                  THE TRANSFERABILITY OF THIS CERTIFICATE AND
                  THE SHARES OF STOCK REPRESENTED HEREBY ARE
                  SUBJECT TO THE RESTRICTIONS, TERMS AND
                  CONDITIONS (INCLUDING FORFEITURE AND
                  RESTRICTIONS AGAINST TRANSFER) CONTAINED IN
                  THE SMITH INTERNATIONAL, INC. STOCK PLAN FOR
                  OUTSIDE DIRECTORS AND A RESTRICTED STOCK
                  AGREEMENT DATED JANUARY 28, 1999 BETWEEN THE
                  REGISTERED OWNER OF SUCH SHARES AND SMITH
                  INTERNATIONAL, INC. RESTRICTIONS ON THE RIGHT TO OWN OR TRANSFER THE SHARES OF STOCK


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                  REPRESENTED BY THIS CERTIFICATE HAVE BEEN
                  IMPOSED PURSUANT TO SAID RESTRICTED STOCK
                  AGREEMENT. A COPY OF THE RESTRICTED STOCK
                  AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE
                  OF THE COMPANY AND WILL BE FURNISHED WITHOUT
                  CHARGE TO THE HOLDER OF THIS CERTIFICATE UPON RECEIPT BY THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE OF A WRITTEN REQUEST FROM THE HOLDER REQUESTING SUCH COPY.

         Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock until such Shares vest pursuant to the terms of the Restricted Stock Agreement.

         The Board, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock Award, such action is appropriate.

         Subject to any applicable withholding taxes, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Restricted Stock Agreement have lapsed shall be delivered to the Participant (or other appropriate recipient) free of restrictions.

         Each Participant to whom a Restricted Stock Award is granted shall be required to enter into a Restricted Stock Agreement with the Company in such a form as is provided by the Board. The Restricted Stock Agreement shall contain specific terms as determined by the Board, in its discretion, with respect to the Participant's particular Restricted Stock Award. The Restricted Stock Agreement may include, without limitation, vesting and forfeiture provisions.

         Nothing in the Plan or in any instrument executed pursuant hereto shall create any rights with respect to continued service as an Outside Director.

         The Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares unless and until the Company is advised by its legal counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded.


VII.     Adjustment

         If as a result of recapitalization (or other adjustment in the stated capital of the Company), or as a result of a stock split, merger, consolidation, or other reorganization, the Common Stock of the Company is increased, reduced, or otherwise changed, the number of shares available to be awarded hereunder in the aggregate and on each Award Date, shall be appropriately adjusted.

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VIII.    Termination of Directorship

         If Termination of Directorship occurs as to an Outside Director prior to the expiration of a Service Year, such Outside Director shall be entitled to receive such number of Shares of Common Stock as equal the nearest whole number of Shares obtained by multiplying 200 by a fraction, the numerator of which is the number of days of such Service Year up to and including the date of the Termination of Directorship and the denominator of which is the number of days in such Service Year. Such shares shall be delivered to such Outside Director within thirty (30) days following the date of Termination of Directorship.


IX.      Restriction on Resale

         Shares delivered to Participants under the Plan shall be subject to such restrictions on transferability and disposition as shall be required by Rule 16b-3 of the Securities Exchange Act of 1934 ("Exchange Act") or any successor rule. Each Participant shall not sell or transfer any shares awarded or any shares or other securities issued on account of the shares awarded for at least six (6) months after acquisition except as permitted under the provisions of the Exchange Act or Rule 16b-3 promulgated thereunder.


X.       Effective Date and Term

         The Plan was originally effective on April 28, 1992, and was amended and restated effective as of January 1, 1999. Unless sooner terminated in accordance with its terms, the Plan shall terminate on April 22, 2008.4

XI.      Requirements of Laws

         The Company shall not be required to issue any shares thereunder if the issuance of such shares shall constitute or result in a violation by the Participant or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, the Company shall not be required to issue such shares unless the Company has received evidence satisfactory to it to the effect that the holder of such Shares will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Company shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933. The Company shall not be obligated to take any other affirmative action in order to cause the issuance of shares pursuant hereto to comply with any law or regulation of any government authority.

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4  Clause X - Amendment No. 2, dated 5/1/98.

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XII.     Restriction on Transfers

         Rights of Participants to receive Shares hereunder are not assignable or transferable, except by will or by the laws of descent and distribution. Such rights are not subject, in whole or in part, to attachment, execution or levy of any kind but are subject to forfeiture pursuant to the terms of a Restricted Stock Agreement. Upon the death of a Participant, Shares awarded as set forth in Articles V and VI shall be delivered to such person as is entitled thereto by will or by the laws of descent and distribution. Any such determination regarding entitlement to Shares shall be made by the Board or its delegate.


XIII.    Amendment and Termination

         Subject to Article V hereof, the Board of Directors may modify, revise or terminate this Plan at any time and from time to time; provided, however, that any such amendment to the Plan that would require the vote or approval of a specified percentage of the Company's shareholders in order to assure that the Plan complies with Rule 16b-3 promulgated by the Securities and Exchange Commission, or any successor or similar provisions thereto, shall only be made upon obtaining such required shareholder vote, or taking such other action in connection with such amendment as the Board deems advisable to operate the Plan in accordance with Rule 16b-3 or such successor or similar rule; provided further that such action shall not adversely affect any Participant's rights under Article V of the Plan related to Services rendered prior to such action.

         IN WITNESS WHEREOF, this amended and restated Plan is hereby approved and executed by an authorized officer of the Company, effective as of January 1, 1999.

                                       SMITH INTERNATIONAL, INC.


                                       By: /s/ NEAL S. SUTTON
                                              ----------------------------------
                                           Name:  Neal S. Sutton
                                           Title: Sr. VP-Admin., General Counsel
                                                    and Secretary